UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: July 31, 2019

Item 1. Reports to Stockholders.

RYZZ

RYZZ Managed Futures Strategy Plus ETF

Semi-Annual Report

July 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

RYZZ Managed Futures Strategy Plus ETF

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders

(Unaudited)

ETF Performance Review

As of July 31, 2019, the RYZZ Managed Futures Strategy Plus ETF (the “Fund”) has been up and running for just under four and one-half months. For this relatively short period of time the Fund sustained an overall loss of -2.58% at NAV and -2.74% at market price.

The Fund’s March 18, 2019 to July 31, 2019 (“current fiscal period”) result reflected a solidly positive run of trading in March, April, June, and July of 2019 that was violently interrupted by the significant, U.S./China Trade War-driven tumult of May, a topsy-turvy period of rapid market dislocation that challenged nearly every type of investment approach, including the multi-strategy, core long equity and satellite managed futures approach of the Fund.

While we seek to achieve positive Fund outcomes in every possible time frame, the fickle nature of global markets and the mathematical limits of any approach to trading them obviously makes such perfection impossible. Accordingly, for the current fiscal period, we will have to live with a relatively inconsequential -2.58% loss and look ahead to what we’re hopeful will be a more productive trading environment for the Fund.

As shown below, during the current fiscal period the Fund achieved a +1.77% return within its core, long-only dynamic equity portfolio. This occurred notwithstanding the fact that the trade war-driven volatility explosion in May caused a -6.58% loss to the S&P 500 Index (a market capitalization-weighted index composed of the 500 largest US equities), for the month of May, and similarly damaged other equity markets and benchmarks. Within the Fund’s equity portfolio, the best performing components were Goldman Sachs Group, Inc. (GS), Alphabet, Inc. (fka Google) (GOOG), Micron Technology, Inc. (MU), Microsoft Corporation (MSFT), McDonalds Corporation (MCD), Walt Disney Company (DIS), and Facebook, Inc. (FB). Overall, we were pleased to have a positive semi-annual outcome from this component of the Fund and generally pleased with the diversification of the book and the fact that winners (20) nicely outnumbered neutral results (2) and losing results (8).

As is also shown below, the Fund’s satellite, long/short managed futures strategies unfortunately achieved much less satisfactory semi-annual results (-4.49% for the current fiscal period) as rapid shifts in market volatility and day-to-day whipsaws in price action challenged our shorter term, tactical approach to trading futures. For the current fiscal period, while we were successful in our trading of futures on U.S. 30 Year Treasury Bond, Nasdaq, Chinese H-Shares and Hong Kong Hang Seng, we incurred

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

losses in all other futures including those on U.S. 10 Year Treasury Bonds, the S&P 500®, the Dow Jones Industrial Average, the Russell 2000, and the CBOE VIX. This semi-annual outcome is disappointing but not one that is out of line with what is in the realm of possible for futures trading techniques such as those utilized in the Fund, particularly during periods in which markets vacillate so quickly between volatility regimes and price patterns as has been the case since the Fund’s inception on March 18, 2019.

We are not fans of negative periods of performance and feel just as badly about such periods as our investors, if not worse. Unfortunately, negative periods can be part of the investment process and when the markets present conditions such as we saw in the current fiscal period, we have to accept the result, learn what we can from it, and move forward knowing that our investment strategy is long-term in nature and that over the course of several years or more, the benefit from winning periods can materially outweigh the harm from losing periods. With this knowledge, we look forward to what we hope will be a better result for the Fund in the second half of the fiscal year.

As always, here is some attributions detail on the Fund’s performance from its March 18, 2019 inception through July 31, 2019:

Attribution of Performance at NAV - Inception through July 31, 2019

Asset Class	Description	Symbol	Attribution
ETFs and Equities	3M Co	MMM	-0.08%
ETFs and Equities	Alibaba Group Holding Ltd	BABA	0.08%
ETFs and Equities	Alphabet Inc	GOOG	0.44%
ETFs and Equities	Amazon.com Inc.	AMZN	0.13%
ETFs and Equities	Apple Inc.	AAPL	0.06%
ETFs and Equities	Baidu Inc.	BIDU	-0.35%
ETFs and Equities	Berkshire Hathaway Inc. Class B	BRK B	0.06%
ETFs and Equities	Boeing Co	BA	-0.19%
ETFs and Equities	Canopy Growth Corp	CGC	-0.34%
ETFs and Equities	Caterpillar Inc.	CAT	0.00%
ETFs and Equities	Exxon Mobil	XOM	-0.01%
ETFs and Equities	Facebook Inc	FB	0.18%
ETFs and Equities	Goldman Sachs Group Inc	GS	0.50%
ETFs and Equities	Home Depot Inc	HD	0.13%
ETFs and Equities	Industrial Select Sector SPDR ETF	XLI	0.01%
ETFs and Equities	JP Morgan Chase & Co	JPM	0.10%

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

Asset Class	Description	Symbol	Attribution
ETFs and Equities	LYFT Inc.	LYFT	-0.06%
ETFs and Equities	McDonalds Corporation	MCD	0.19%
ETFs and Equities	Micron Technology Inc.	MU	0.40%
ETFs and Equities	Microsoft Corporation	MSFT	0.18%
ETFs and Equities	Netflix Inc.	NFLX	-0.04%
ETFs and Equities	Nike Inc.	NKE	0.02%
ETFs and Equities	NVDA - NVIDIA Corporation	NVDA	0.13%
ETFs and Equities	SHV - iShares Short Treasury Bond ETF	SHV	0.00%
ETFs and Equities	Tesla Motors Inc	TSLA	-0.10%
ETFs and Equities	The Walt Disney Company	DIS	0.18%
ETFs and Equities	Tilray Inc	TLRY	0.01%
ETFs and Equities	United Health Group	UNH	0.08%
ETFs and Equities	United Technologies Corp	UTX	0.12%
ETFs and Equities	Walmart Inc	WMT	0.08%
Sub-total ETFs and Equities			1.91%
Equities Index Futures	e-Mini Dow Futures	DJIA MINI	-0.25%
Equities Index Futures	e-Mini Nasdaq Futures	NASDAQ MINI	0.17%
Equities Index Futures	e-Mini Russell 2000 Futures	RUSSELL2000MINI	-1.54%
Equities Index Futures	e-Mini S&P 500 Futures	SPMINI	-0.06%
Equities Index Futures	H-Shares Futures	H-SHARES	0.01%
Equities Index Futures	Hang Seng Futures	HANGSENG	0.01%
Interest Rates	Treasury Bond Futures	TBONDS	0.47%
Interest Rates	Treasury Note (10 Year) Futures	TNOTES	-0.03%
Volatility Index Futures	VIX Futures	VIX	-3.27%
Sub-total Futures			-4.49%
Total Semi-Annual Return at NAV			-2.58%

Performance vs. Benchmark Index

Considering the relatively small sample of the Fund’s performance, we currently believe that focusing on comparisons to any indices or benchmarks is still somewhat premature.

Nonetheless, from a benchmark perspective, the Fund materially underperformed the benchmark SG CTA Mutual Fund Index, a group of the largest 10 CTA Mutual Funds, as that index was up +9.02% during the current fiscal period versus our -2.58% at NAV for the same period. This is certainly not a desirable result but given the small sample size

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

of under 5 months performance of the newly launched vehicle, we are not alarmed and believe the Fund can catch back up to the benchmark in relatively short order over the coming several quarters.

In addition, we note that the main premise of the Fund, with its hybrid equity selection and short-term futures trading approach, is to offer a managed futures approach that is the antithesis of the typical, long-term trend following approach. Accordingly, we are not at all surprised that the Fund would underperform a benchmark index during the last 4 months or so, a period which has been one of the best in the history of this otherwise maligned peer group. We are confident that the Fund’s alternative approach to the managed futures theme can provide a much more compelling risk/return profile.

From an index perspective, the S&P 500® Index was up approximately +5.91% during the current fiscal period according to Morningstar data, thus outperforming both the Fund and the benchmark SG Prime Services Managed Futures Mutual Fund Index. As noted previously, the S&P 500® is not an index that either the Fund or the benchmark are seeking to track or outperform and in fact over time, the long-term goal for the Fund is to correlate lowly or even negatively to the S&P 500®. Nothing we have seen during the Fund’s first 4+ months of existence suggests that it can not, over the long term, deliver the relatively low correlation to the S&P 500® that we expect.

Market and economic outlook (active ETFs)

Nothing that has unfolded since the Fund’s launch has diverted our focus from the statistical reality that the current 10+ year bull market is very likely closer to its end than to further material growth and that the risk of a significant market downturn increases with each passing day, particularly in the midst of such disruptive factors as the ongoing U.S./China Trade War, an impending Brexit, a significant difference of opinion on the best direction for Federal Reserve policy between the President and the Chairman of the Federal Reserve, and more. For these reasons, we continue to believe that it is imperative that the Fund and all risk-responsible investment approaches include within their portfolio’s alternative strategies of relatively low correlation to equity indices that offer investors an opportunity to sustain less harm when, ultimately, a significant and sustained bear market environment emerges. In this context, we continue to believe that there will increasingly be a place for actively-managed ETFs such as the Fund in all investment portfolios and that interest in and allocations to such strategies will grow in the coming months and years, particularly among seasoned investment professionals who understand the importance of diversifying at least some risk away from passive, index-based strategies that may possibly contain less of a risk-

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

management component. Time will tell if our belief is correct, but decades of market data have established a variety of statistical truths that we continue to believe to be immutable.

Thank you,

Jason Gerlach
CEO and Managing Partner
Sunrise Capital Partners LLC

NOTICE:

Must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments for complete holding information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

It is not possible to invest directly in an index.

Past performance is no guarantee of future results.

Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Investing involves risks. Principal loss is possible. The Fund will use futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund’s exposure to futures will cause it to be deemed to be a commodity pool. Exposure to commodities markets, derivatives, and the use of leverage may subject the Fund to greater volatility than investments in traditional securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in small cap companies involves additional risks such as limited liquidity and greater volatility than large companies.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed funds involves risk and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

References to other mutual funds or products should not be interpreted as an offer of these securities.

The RYZZ Managed Futures Strategy Plus ETF is advised by RYZZ Capital Management LLC and distributed by Quasar Distributors, LLC.

RYZZ Managed Futures Strategy Plus ETF

Portfolio Allocation

As of July 31, 2019 (Unaudited)

Sector	Percentage of Net Assets
Short-Term Investments	44.6%
Consumer Discretionary	12.2
Industrials	10.0
Financials	9.3
Health Care	5.1
Information Technology	4.8
Communication Services	4.3
Energy	1.6
Consumer Staples	0.7
Exchange Traded Funds	0.7
Other Assets in Excess of Liabilities	6.7
Total	100.0%

RYZZ Managed Futures Strategy Plus ETF

Schedule of Investments

July 31, 2019 (Unaudited)

Shares	Security Description	Value
	Common Stocks — 48.0%
	Communication Services — 4.3%
12,002	Baidu, Inc. (a)	$1,340,623
4,220	Walt Disney Company	603,502
		1,944,125
	Consumer Discretionary — 12.2%
5,820	Alibaba Group Holding, Ltd. (a)	1,007,500
1,400	Amazon.com, Inc. (a)	2,613,492
2,513	Home Depot, Inc.	537,003
5,031	McDonald’s Corporation	1,060,132
3,220	NIKE, Inc. - Class B	277,017
		5,495,144
	Consumer Staples — 0.7%
3,013	Walmart, Inc.	332,575

	Energy — 1.6%
10,000	Exxon Mobil Corporation	743,600

	Financials — 9.3%
9,663	Berkshire Hathaway, Inc. - Class B (a)	1,985,070
8,000	Goldman Sachs Group, Inc.	1,761,040
4,027	JPMorgan Chase & Company	467,132
		4,213,242
	Health Care — 5.1%
21,500	Canopy Growth Corporation (a)	701,760
6,368	UnitedHealth Group, Inc.	1,585,696
		2,287,456
	Industrials — 10.0%
3,500	3M Company	611,520
5,500	Boeing Company	1,876,490
8,400	Caterpillar, Inc.	1,106,028
6,900	United Technologies Corporation	921,840
		4,515,878
	Information Technology — 4.8%
7,000	Microsoft Corporation	953,890
7,300	NVIDIA Corporation	1,231,656
		2,185,546
	TOTAL COMMON STOCKS (Cost $21,455,971)	21,717,566

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Schedule OF INVESTMENTS
July 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	Exchange Traded Funds — 0.7%
	Finance and Insurance — 0.7%
4,000	Industrial Select Sector SPDR Fund	$311,280
	TOTAL EXCHANGE TRADED FUNDS (Cost $307,638)	311,280

Par		Effective Yield	Maturity	Value
	SHORT-TERM INVESTMENTS — 44.6%
	U.S. TREASURY OBLIGATIONS — 44.6%
20,164,000	U.S. Treasury Bill	3.30%	08/08/19	20,156,320
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,156,320)			20,156,320
	TOTAL INVESTMENTS — 93.3% (Cost $41,919,929)			42,185,166
	OTHER ASSETS IN EXCESS OF LIABILITIES — 6.7%			3,030,991
	NET ASSETS — 100.0%			$45,216,157

Percentages are stated as a percentage of net assets.

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Schedule of Open Futures Contracts
July 31, 2019 (Unaudited)

Number of Contracts	Description	Expiration Month	Notional Value	Value and Unrealized Appreciation (Depreciation)
100	CBOE VIX FUTURE Nov19	Nov-19	$1,732,500	$(2,823)
100	DJIA MINI e-CBOT Sep19	Sep-19	13,427,500	38,125
150	US LONG BOND(CBT) Sep19	Sep-19	1,973,551,125	23,067
(20)	CBOE VIX FUTURE Aug19	Aug-19	(321,500)	(20,965)
(80)	CBOE VIX FUTURE Oct19	Oct-19	(1,390,000)	(6,258)
	Total Futures Contracts			$31,146

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Assets and Liabilities

July 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value*	$42,185,167
Deposits with brokers	3,743,774
Cash	8,732
Dividends and interest receivable	8,652
Broker interest receivable	4,442
Total assets	45,950,767

LIABILITIES
Payable for securities purchased	417,519
Variation margin payable	279,428
Management fees payable	37,663
Total liabilities	734,610

NET ASSETS	$45,216,157

Net Assets Consist of:
Paid-in capital	$46,253,833
Total distributable earnings (accumulated deficit)	(1,037,676)
Net assets	$45,216,157

*Identified Cost:
Investments in securities	$41,919,929

Net Asset Value:
Net Assets	$45,216,157
Shares outstanding^	1,850,000
Net asset value, offering and redemption price per share	$24.44

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Operations

For the Period Ended July 31, 2019* (Unaudited)

INCOME
Dividends	$52,571
Interest	233,524
Total investment income	286,095

EXPENSES
Management fees	164,281
Total expenses	164,281
Less: fees (waived)/recouped	(3,317)
Net expenses	160,964
Net investment income (loss)	125,131

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	497,739
Net realized gain (loss) on futures contracts	(1,956,930)
Change in unrealized appreciation (depreciation) on investments	265,238
Change in unrealized appreciation (depreciation) on futures	31,146
Net realized and unrealized gain (loss) on investments	(1,162,807)
Net increase (decrease) in net assets resulting from operations	$(1,037,676)

*	The Fund commenced operations on March 18, 2019. The information presented is for the period from March 18, 2019 to July 31, 2019.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Changes in Net Assets

Period Ended July 31, 2019 (Unaudited) (1)
OPERATIONS
Net investment income (loss)	$125,131
Net realized gain (loss) on investments and foreign currency	497,739
Net realized gain (loss) on futures	(1,956,930)
Change in unrealized appreciation (depreciation) on investments and foreign currency	265,238
Change in unrealized appreciation (depreciation) on futures	31,146
Net increase (decrease) in net assets resulting from operations	(1,037,676)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—
Total distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,253,833
Payments for shares redeemed	—
Net increase (decrease) in net assets derived from capital share transactions (a)	46,253,833
Net increase (decrease) in net assets	$45,216,157

NET ASSETS
Beginning of period	$—
End of period	$45,216,157

(a)	A summary of capital shares transactions is as follows

Shares
Subscriptions	1,850,000
Redemptions	—
Net increase (decrease)	1,850,000

(1)	The Fund commenced operations on March 18, 2019. The information presented is for the period from March 18, 2019 to July 31, 2019.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended July 31, 2019 (Unaudited)(1)
Net Asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.07
Net realized and unrealized gain (loss)	(0.63)
Total from investment operations	(0.56)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	—
Total distributions	—
Net asset value, end of period	$24.44

Total return	-2.58	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$45,216

RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived	0.99	%(4)
Expenses after fees waived	0.97	%(4)(5)
Net investment income (loss) before fees waived	0.73	%(4)
Net investment income (loss) after fees waived	0.75	%(4)(5)
Portfolio turnover rate (6)	85%

(1)	Commencement of operations on March 18, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund’s investment adviser has agreed to waive 2 basis points (0.02%) of its management fee for the Fund until at least May 31, 2020.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Notes to the Financial Statements

July 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

RYZZ Managed Futures Strategy Plus ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek positive absolute and risk-adjusted returns. The Fund commenced operations on March 18, 2019.

The end of the reporting period for the Fund is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended July 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Futures contracts will be valued at the last reported sale price from the exchange on which they are traded.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,717,566	$—	$—	$21,717,566
Exchange Traded Funds	311,280	—	—	311,280
Short-Term Investments	—	20,156,320	—	20,156,320
Total Investments in Securities, at value	$22,028,846	$20,156,320	$—	$42,185,166

^	See Schedule of Investments for breakout of investments by sector classification.

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts	$31,146	$—	$—	$31,146
Total Investments in Securities, at value	$31,146	$—	$—	$31,146

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

I.

New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

RYZZ Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Sunrise Capital Partners, LLC (“SCP” or the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.99% based on the Fund’s average daily net assets.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

The Fund’s Adviser has contractually agreed to waive 0.02% of its Adviser fees for the Fund until at least May 31, 2020. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $35,392,211 and $14,286,504 respectively.

During the current fiscal period, there were purchases of $150,629,051 and sales of $30,453,998 of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $158,583 and there were no redemptions.

NOTE 5 – INCOME TAX INFORMATION

The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period. Since the Fund does not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

There have been no distributions paid by the Fund during the current fiscal period.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

NOTE 6 – FUTURES CONTRACTS

The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s investments in securities or to gain exposure to certain asset classes or markets. The Fund may purchase or sell futures contracts only if the Fund’s liabilities for the futures position are “covered” by an offsetting position in a futures contract or by the Fund segregating liquid assets equal to the Fund’s liabilities on the futures contract. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund on an as needed basis. The Fund records an unrealized gain or loss by marking each futures contract to market. A realized gain or loss is recorded when the contract is closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Schedule of Open Futures Contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund may be required to make cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the underlying instruments of futures contracts it holds. The inability to close positions in futures could also have an adverse impact on the Fund’s ability to hedge or manage risks effectively. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with brokers.

The effect of derivative instruments on the Statement of Assets and Liabilities for the current fiscal period is as follows:

	Asset Derivatives		Liability Derivatives
Derivatives	Location	Value	Location	Value
Futures Contracts	Variation Margin Payable	$(173,169)	Variation Margin Payable	$(106,259)

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

The effect of derivative instruments on the Statement of Operations for the current fiscal period is as follows:

Derivatives	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures Contracts	$(1,956,930)	$31,146

The average volume of derivative activity during the current fiscal period is as follows:

Average Notional Value
Futures Contracts	$26,084,834

Offsetting of Financial Assets and Derivatives Assets:

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of the end of the current fiscal period, the Fund was not subject to any netting agreements.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
July 31, 2019 (Unaudited) (Continued)

to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

RYZZ Managed Futures Strategy Plus ETF

Expense Example

For the Period Ended July 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 18, 2019(1)	Ending Account Value July 31, 2019	Expenses Paid During the Period
Actual	$ 1,000.00	$ 974.20	$3.54(2)
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.98	$4.86(3)

(1)	Fund commencement.
(2)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.97%, multiplied by the average account value during the period, multiplied by 135/365, to reflect the current fiscal period.

(3)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.97%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

RYZZ Managed Futures Strategy Plus ETF

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 9-10, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the following agreements (collectively, the “Agreements”):

●

the Investment Advisory Agreement (the “Advisory Agreement”) between RYZZ Capital Management LLC (the “Adviser”) and the Trust, on behalf of the RYZZ Managed Futures Strategy Plus ETF (the “Fund” or “RYZZ”), and

●	the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser, the Trust, on behalf of the Fund, and Sunrise Capital Partners LLC (“Sunrise” or the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser; (ii) the cost of the services to be provided and the profits expected to be realized by the Adviser and its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale are expected to be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (v) any other financial benefits to the Adviser, the Sub-Adviser, and their affiliates resulting from services to be rendered to the Fund.

Prior to and during the Meeting, representatives from the Adviser and Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate each firm’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and Sub-Adviser provided overviews of their advisory businesses, including key personnel and compliance programs. The Board then discussed the written materials and oral presentations that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to RYZZ. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and the report from the

RYZZ Managed Futures Strategy Plus ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Trust’s Chief Compliance Officer regarding his review of the Adviser’s compliance program. The Board considered that it had discussed with the Adviser the various resources expected to be used to implement the firm’s investment strategy, including the Adviser’s personnel and marketing plans. The Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions that included, among other things, information about the background and experience of the firm’s compliance personnel, the services to be provided by the Adviser, and the ownership structure of the firm.

The Board also considered other services to be provided to RYZZ, such as monitoring adherence to the RYZZ’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which RYZZ achieved its investment objective as an actively-managed fund.

Historical Performance. The Board noted that RYZZ had not yet commenced operations and concluded that the performance of RYZZ, thus, was not a relevant factor in their deliberations.

Cost of Services Provided and Economies of Scale. The Board reviewed the proposed expense ratio for RYZZ and compared it to the universe of Managed Futures ETFs as reported by Morningstar. The Board noted the expense ratio for RYZZ was significantly above the median for such peer group. The Board considered that, based on their experience and judgment, RYZZ’s expense ratio was reasonable given the unique nature of RYZZ’s actively-managed strategy and the deep experience of the fund’s portfolio managers relative to traditional managed futures funds.

The Board took into consideration that the advisory fee for RYZZ was a “unified fee,” meaning RYZZ would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted the Adviser would be responsible for compensating the Trust’s other service providers and paying RYZZ’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with RYZZ, taking into account an analysis of the Adviser’s profitability with respect to RYZZ and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined that such analyses were not a significant factor given that RYZZ had not yet commenced operations and consequently, the future size of RYZZ was generally unpredictable. The Board noted that it intends to monitor fees as RYZZ grows in size and assess whether fee breakpoints may be warranted.

RYZZ Managed Futures Strategy Plus ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to RYZZ under the Sub-Advisory Agreement, noting that Sunrise would provide investment management services to RYZZ, as well as other separately managed accounts. The Board noted the responsibilities Sunrise would have as RYZZ’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of RYZZ; determining the daily baskets of deposit securities and cash components; executing portfolio security and other asset trades for purchases and redemptions of RYZZ shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to RYZZ.

In considering the nature, extent, and quality of the services to be provided by Sunrise, the Board considered reports of the Trust’s Chief Compliance Officer with respect to Sunrise’s compliance program and its experience providing investment management services to separately managed accounts. Sunrise’s registration form (“Form ADV”) was provided to the Board, as was the response of Sunrise to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of RYZZ.

Historical Performance. The Board noted that RYZZ had not yet commenced operations. Consequently, the Board determined performance was not a relevant consideration with respect to RYZZ.

Costs of Services Provided and Economies of Scale. The Board reviewed the organizational structure of RYZZ Capital in which Sunrise’s parent company, SSG Investment Holdings, LLC (“SSG”), is a fifty-percent owner that shares in the profits and losses of RYZZ Capital. The Board considered that Sunrise would be compensated indirectly as a result of such organizational structure, and would not receive any sub-advisory fees directly from RYZZ or RYZZ Capital. The Board noted that such structure

RYZZ Managed Futures Strategy Plus ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

was the result of an arm’s-length negotiation between SSG and RYZZ Capital, and because of such structure, the costs of services provided by Sunrise were not a relevant factor in considering the approval of the Sub-Advisory Agreement.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement at the Meeting; rather, the Board based its determinations on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

RYZZ Managed Futures Strategy Plus ETF

Information About Portfolio Holdings

(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://ryzzcap.com/ryzzetf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://ryzzcap.com/ryzzetf/.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at https://ryzzcap.com/ryzzetf/.

Adviser

RYZZ Capital Management, LLC
9260 East Raintree Drive, Suite 100
Scottsdale, Arizona 85260

Sub-Adviser

Sunrise Capital Partners, LLC
1000 Aviara Parkway, Suite 205
Carlsbad, California 92011

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

RYZZ Managed Futures Strategy Plus ETF

Symbol – RYZZ
CUSIP – 26922A255

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/2/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/2/19

By (Signature and Title)*		/s/ Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date	10/2/19

*	Print the name and title of each signing officer under his or her signature.